Exhibit 99.1


         CERTIFICATION PURSUANT TO THE SARBANES-OXLEY ACT
                      18 U.S.C. SECTION 1350
                AS ADOPTED PURSUANT TO SECTION 906
                OF THE SARBANES-OXLEY ACT OF 2002

I, David M. Rees, President, Chief Executive Officer and Principal Executive Officer of English Language Learning and Instruction System, Inc. (the "Company") do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. This Quarterly Report on Form 10-QSB of the Company for the period ended June 30, 2003, as filed with the Securities and Exchange Commission (the "report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    July 21, 2003

/s/ David M. Rees
----------------------
David M. Rees
President, Chief Executive Officer
and Principal Executive Officer

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         CERTIFICATION PURSUANT TO THE SARBANES-OXLEY ACT
                      18 U.S.C. SECTION 1350
                AS ADOPTED PURSUANT TO SECTION 906
                OF THE SARBANES-OXLEY ACT OF 2002

I, Dennis Hanks, Vice President, Principal Financial Officer of English Language Learning and Instruction System, Inc. (the "Company") do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. This Quarterly Report on Form 10-QSB of the Company for the period ended June 30, 2003, as filed with the Securities and Exchange Commission (the "report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    July 21, 2003

/s/ Dennis Hanks
----------------------
Dennis Hanks
Vice President
and Principal Financial Officer